Exhibit 99.2

Financial Supplement

First Quarter 2014

(Unaudited)

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Contacts:
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer
Phone: (636) 736-7000 e-mail: jlay@rgare.com
Jeff Hopson
Sr. Vice President
Investor Relations
Phone: (636) 300-6106 e-mail: jhopson@rgare.com

Reinsurance Group of America, Incorporated

Financial Supplement

1st Quarter 2014

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’

equity excluding AOCI.

Reinsurance Group of America, Incorporated

SEGMENT RESTRUCTURING

The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated

Financial Highlights (1)

(USD thousands, except inforce & per share data)	Three Months Ended or As of					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2014	2013	2013	2013	2013	Quarter
Net premiums	$2,100,637	$2,212,998	$2,026,180	$2,035,156	$1,979,693	$120,944
Net income	136,664	144,959	137,955	(49,612)	185,535	(48,871)
Operating income	114,807	154,509	152,887	(71,797)	122,847	(8,040)
Operating return on equity (ex AOCI)—annualized	9.3%	12.7%	12.9%	-6.0%	10.1%	-0.8%
Operating return on equity (ex AOCI)—trailing 12 months	7.2%	7.4%	8.1%	7.1%	11.4%	-4.2%
Total assets	40,541,581	39,674,473	39,526,555	38,790,621	40,197,101	344,480
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,393.2	$1,397.0	$1,400.4	$1,399.6	$1,402.2	$(9.0)
U.S. and Latin America Non-Traditional	2.2	2.2	2.2	2.2	2.2	—
Canada	376.7	386.4	391.1	376.4	382.8	(6.1)
Europe, Middle East and Africa	587.6	556.7	555.1	514.3	506.0	81.6
Asia Pacific	595.6	547.6	555.0	531.3	579.6	16.0

Total Life Reinsurance in Force	$2,955.3	$2,889.9	$2,903.8	$2,823.8	$2,872.8	$82.5

Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$20.4	$21.1	$22.3	$22.8	$29.4	$(9.0)
U.S. and Latin America Non-Traditional	—	—	—	—	—	—
Canada	12.4	10.4	11.6	11.1	12.9	(0.5)
Europe, Middle East and Africa	46.5	24.6	21.4	22.3	37.9	8.6
Asia Pacific	19.6	22.8	36.3	47.8	15.7	3.9

Total New Business Production	$98.9	$78.9	$91.6	$104.0	$95.9	$3.0

Per Share and Shares Data
Basic earnings per share
Net income	$1.94	$2.05	$1.95	$(0.69)	$2.51	$(0.57)
Operating income	$1.63	$2.19	$2.16	$(0.99)	$1.66	$(0.03)
Diluted earnings per share
Net income	$1.92	$2.03	$1.93	$(0.69)	$2.49	$(0.57)
Operating income	$1.61	$2.17	$2.14	$(0.99)	$1.65	$(0.04)
Wgt. average common shares outstanding (basic)	70,574	70,650	70,865	72,350	73,838	(3,264)
Wgt. average common shares outstanding (diluted)	71,264	71,332	71,391	72,769	74,389	(3,125)
Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	9,624	8,370	8,595	8,170	5,837	3,787
Common shares outstanding	69,514	70,768	70,543	70,968	73,301	(3,787)
Book value per share	$89.92	$83.87	$83.58	$82.97	$94.34
Per share effect of accumulated other comprehensive income (AOCI)	$18.41	$14.21	$15.60	$16.66	$26.97
Book value per share, excluding AOCI	$71.51	$69.66	$67.98	$66.31	$67.37
Shareholder dividends paid	$21,243.6	$21,177.3	$21,296.2	$17,415.9	$17,752.7	$3,490.9

(1)	The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India has been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2014	2013	2013	2013	2013	Quarter
Revenues:
Net premiums	$2,100,637	$2,212,998	$2,026,180	$2,035,156	$1,979,693	$120,944
Investment income, net of related expenses	404,375	461,134	369,366	444,234	425,131	(20,756)
Investment related gains (losses), net
OTTI on fixed maturity securities	(303)	(2,258)	(391)	(9,803)	(202)	(101)
OTTI on fixed maturity securities transferred to/from AOCI	—	—	59	(306)	—	—
Other investment related gains (losses), net	84,874	99	(76,133)	58,352	94,573	(9,699)

Total investment related gains (losses), net	84,571	(2,159)	(76,465)	48,243	94,371	(9,800)
Other revenue	67,590	64,821	70,734	63,009	101,907	(34,317)

Total revenues	2,657,173	2,736,794	2,389,815	2,590,642	2,601,102	56,071
Benefits and expenses:
Claims and other policy benefits	1,843,677	1,869,949	1,714,899	2,030,574	1,688,910	154,767
Interest credited	110,594	172,747	59,939	118,345	125,483	(14,889)
Policy acquisition costs and other insurance expenses	354,873	304,837	268,081	370,505	357,357	(2,484)
Other operating expenses	110,936	122,136	111,672	113,408	119,501	(8,565)
Interest expense	35,084	35,072	30,831	29,918	28,486	6,598
Collateral finance facility expense	2,569	2,563	2,698	2,650	2,538	31

Total benefits and expenses	2,457,733	2,507,304	2,188,120	2,665,400	2,322,275	135,458
Income before income taxes	199,440	229,490	201,695	(74,758)	278,827	(79,387)
Income tax expense	62,776	84,531	63,740	(25,146)	93,292	(30,516)

Net income	$136,664	$144,959	$137,955	$(49,612)	$185,535	$(48,871)

Pre-tax Operating Income Reconciliation:
Income before income taxes	199,440	229,490	201,695	(74,758)	278,827	(79,387)
Investment and derivative losses (gains)—non-operating (1)	(26,306)	45,090	30,513	37,057	48,842	(75,148)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(77,241)	337	67,460	(47,716)	(90,258)	13,017
GMXB embedded derivatives (1)	23,661	(35,098)	(19,829)	(35,809)	(51,314)	74,975
Funds withheld losses (gains)—investment income	(389)	(2,540)	3,465	(11,733)	(2,031)	1,642
EIA embedded derivatives—interest credited	(6,560)	2,795	(30,292)	(32,161)	(19,311)	12,751
DAC offset, net	53,068	4,334	(27,330)	56,786	64,618	(11,550)
Gain on repurchase of collateral finance facility securities	—	—	—	—	(46,506)	46,506

Operating Income Before Income Taxes	$165,673	$244,408	$225,682	$(108,334)	$182,867	$(17,194)

After-tax Operating Income Reconciliation:
Net Income	136,664	144,959	137,955	(49,612)	185,535	(48,871)
Investment and derivative losses (gains)—non-operating (1)	(17,007)	29,161	19,174	23,726	31,434	(48,441)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(50,207)	219	43,849	(31,015)	(58,668)	8,461
GMXB embedded derivatives (1)	15,380	(22,814)	(12,889)	(23,276)	(33,354)	48,734
Funds withheld losses (gains)—investment income	(253)	(1,651)	2,252	(7,625)	(1,321)	1,068
EIA embedded derivatives—interest credited	(4,264)	1,817	(19,690)	(20,905)	(12,552)	8,288
DAC offset, net	34,494	2,818	(17,764)	36,910	42,002	(7,508)
Gain on repurchase of collateral finance facility securities	—	—	—	—	(30,229)	30,229

Operating Income	$114,807	$154,509	$152,887	$(71,797)	$122,847	$(8,040)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands, except per share data)	2014	2013	2013	2013	2013
Revenues:
Net premiums	$2,100,637	$2,212,998	$2,026,180	$2,035,156	$1,979,693	$120,944
Investment income, net of related expenses	403,986	458,594	372,831	432,501	423,100	(19,114)
Investment related gains (losses), net	4,685	8,170	1,679	1,775	1,641	3,044
Other revenue	67,590	64,821	70,734	63,009	55,401	12,189

Total revenues	2,576,898	2,744,583	2,471,424	2,532,441	2,459,835	117,063
Benefits and expenses:
Claims and other policy benefits	1,843,677	1,869,949	1,714,899	2,030,574	1,688,910	154,767
Interest credited	117,154	169,952	90,231	150,506	144,794	(27,640)
Policy acquisition costs and other insurance expenses	301,805	300,503	295,411	313,719	292,739	9,066
Other operating expenses	110,936	122,136	111,672	113,408	119,501	(8,565)
Interest expense	35,084	35,072	30,831	29,918	28,486	6,598
Collateral finance facility expense	2,569	2,563	2,698	2,650	2,538	31

Total benefits and expenses	2,411,225	2,500,175	2,245,742	2,640,775	2,276,968	134,257
Operating income before income taxes	165,673	244,408	225,682	(108,334)	182,867	(17,194)
Operating income tax expense	50,866	89,899	72,795	(36,537)	60,020	(9,154)

Operating income	$114,807	$154,509	$152,887	$(71,797)	$122,847	$(8,040)

Wgt. Average Common Shares Outstanding (Diluted)	71,264	71,332	71,391	72,769	74,389	(3,125)

Diluted Earnings Per Share—Operating Income	$1.61	$2.17	$2.14	$(0.99)	$1.65	$(0.04)

Foreign currency effect (1):
Net premiums	$(50,225)	$(49,448)	$(51,810)	$(21,551)	$(19,730)	$(30,495)
Operating income before income taxes	$(6,605)	$(8,679)	$(4,959)	$13,640	$(2,791)	$(3,814)

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Assets
Fixed maturity securities, available-for-sale	$22,157,182	$21,474,136	$21,289,108	$21,284,216	$22,401,659
Mortgage loans on real estate	2,526,228	2,486,680	2,488,582	2,377,246	2,325,191
Policy loans	1,296,897	1,244,469	1,244,878	1,245,252	1,245,812
Funds withheld at interest	5,814,231	5,771,467	5,739,872	5,777,395	5,698,594
Short-term investments	118,789	139,395	44,192	38,601	180,707
Other invested assets	1,234,779	1,324,960	1,116,391	1,035,809	1,129,651

Total investments	33,148,106	32,441,107	31,923,023	31,758,519	32,981,614
Cash and cash equivalents	1,127,132	923,647	1,423,235	973,619	1,001,841
Accrued investment income	233,816	267,908	262,330	233,153	230,269
Premiums receivable and other reinsurance balances	1,454,959	1,439,528	1,252,610	1,314,004	1,259,281
Reinsurance ceded receivables	594,794	594,515	592,948	585,555	602,373
Deferred policy acquisition costs	3,450,523	3,517,796	3,533,932	3,453,513	3,545,063
Other assets	532,251	489,972	538,477	472,258	576,660

Total assets	$40,541,581	$39,674,473	$39,526,555	$38,790,621	$40,197,101

Liabilities and Stockholders’ Equity
Future policy benefits	$11,887,951	$11,866,776	$11,873,306	$11,491,692	$11,355,882
Interest-sensitive contract liabilities	12,809,003	12,947,557	12,868,425	12,991,981	13,141,402
Other policy claims and benefits	3,899,004	3,571,761	3,440,371	3,316,727	3,243,948
Other reinsurance balances	283,249	275,138	264,023	254,815	250,606
Deferred income taxes	2,023,588	1,837,577	1,975,819	1,839,909	2,105,391
Other liabilities	638,967	541,035	510,079	584,488	877,405
Short-term debt	50,000	—	—	120,000	—
Long-term debt	2,214,526	2,214,350	2,214,170	1,815,533	1,815,392
Collateral finance facility	484,747	484,752	484,712	487,556	491,987

Total liabilities	34,291,035	33,738,946	33,630,905	32,902,701	33,282,013
Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,782,838	1,777,906	1,778,307	1,772,811	1,765,255
Retained earnings	3,772,776	3,659,938	3,544,632	3,428,646	3,521,492
Treasury stock	(585,358)	(508,715)	(528,081)	(496,462)	(349,190)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	164,400	207,083	191,677	164,538	253,370
Unrealized appreciation of securities, net of income taxes	1,136,079	820,245	942,337	1,052,126	1,758,775
Pension and postretirement benefits, net of income taxes	(20,980)	(21,721)	(34,013)	(34,530)	(35,405)

Total stockholders’ equity	6,250,546	5,935,527	5,895,650	5,887,920	6,915,088

Total liabilities and stockholders’ equity	$40,541,581	$39,674,473	$39,526,555	$38,790,621	$40,197,101

Total stockholders’ equity, excluding AOCI	$4,971,047	$4,929,920	$4,795,649	$4,705,786	$4,938,348

Reinsurance Group of America, Incorporated

U.S. and Latin America Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Net premiums	$1,141,905	$1,246,137	$1,124,183	$1,136,742	$1,056,428	$85,477
Investment income, net of related expenses	133,376	139,281	138,464	133,544	132,535	841
Other revenue	642	840	880	1,334	652	(10)

Total revenues	1,275,923	1,386,258	1,263,527	1,271,620	1,189,615	86,308
Benefits and expenses:
Claims and other policy benefits	1,033,707	1,071,733	972,786	981,768	936,881	96,826
Interest credited	12,272	9,886	13,659	13,590	16,150	(3,878)
Policy acquisition costs and other insurance expenses	156,000	156,447	162,710	166,742	140,072	15,928
Other operating expenses	25,741	24,550	24,085	23,018	24,278	1,463

Total benefits and expenses	1,227,720	1,262,616	1,173,240	1,185,118	1,117,381	110,339
Operating income before income taxes	48,203	123,642	90,287	86,502	72,234	(24,031)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	48,203	123,642	90,287	86,502	72,234	(24,031)
Investment and derivative (losses) gains—non-operating	2,769	(850)	(5,249)	3,711	7,309	(4,540)

Income before income taxes	$50,972	$122,792	$85,038	$90,213	$79,543	$(28,571)

Loss and Expense Ratios:
Claims and other policy benefits	90.5%	86.0%	86.5%	86.4%	88.7%	1.8%
Policy acquisition costs and other insurance expenses	13.7%	12.6%	14.5%	14.7%	13.3%	0.4%
Other operating expenses	2.3%	2.0%	2.1%	2.0%	2.3%	0.0%

(1)	The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India has been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated

U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Net premiums	$5,180	$3,754	$3,800	$11,129	$3,838	$1,342
Investment income, net of related expenses	158,619	209,847	128,563	190,296	178,719	(20,100)
Investment related gains (losses), net	—	—	—	—	—	—
Other revenue	28,276	26,761	28,519	29,937	28,881	(605)

Total revenues	192,075	240,362	160,882	231,362	211,438	(19,363)
Benefits and expenses:
Claims and other policy benefits	4,260	4,674	8,899	11,083	3,588	672
Interest credited	101,644	153,501	76,097	136,424	128,096	(26,452)
Policy acquisition costs and other insurance expenses	41,072	36,819	33,642	40,747	30,045	11,027
Other operating expenses	4,094	3,102	4,198	2,878	4,113	(19)

Total benefits and expenses	151,070	198,096	122,836	191,132	165,842	(14,772)
Operating income before income taxes	41,005	42,266	38,046	40,230	45,596	(4,591)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	41,005	42,266	38,046	40,230	45,596	(4,591)
Investment and derivative gains (losses)—non-operating (1)	21,300	(40,727)	(33,190)	(39,071)	(52,932)	74,232
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	78,696	462	(68,703)	46,325	90,202	(11,506)
GMXB embedded derivatives (1)	(23,661)	35,098	19,829	35,809	51,314	(74,975)
Funds withheld gains (losses)—investment income	(217)	1,797	(3,755)	10,541	650	(867)
EIA embedded derivatives—interest credited	6,560	(2,795)	30,292	32,161	19,311	(12,751)
DAC offset, net	(53,068)	(4,334)	27,330	(56,786)	(64,618)	11,550

Income before income taxes	$70,615	$31,767	$9,849	$69,209	$89,523	$(18,908)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

(Cont’d)

	Three Months Ended
(USD millions)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Annuity account values:
Fixed annuities (deferred)	$5,156	$5,079	$5,180	$5,264	$5,357
Net interest spread (fixed annuities):	2.5%	2.3%	2.5%	2.3%	2.2%
Equity-indexed annuities	$4,741	$4,768	$4,724	$4,795	$4,809
Variable annuities:
No riders	$943	$961	$950	$946	$960
GMDB only	85	86	83	56	80
GMIB only	6	6	6	6	6
GMAB only	51	52	52	52	54
GMWB only	1,733	1,752	1,704	1,660	1,707
GMDB / WB	459	467	459	450	465
Other	30	31	31	30	32

Total VA account values	$3,307	$3,355	$3,285	$3,200	$3,304
Fair value of liabilities associated with living benefit riders	$54	$30	$65	$85	$121
Interest-sensitive contract liabilities associated with:
Guaranteed investment contracts	$301	$297	$236	$200	$200
Bank-owned life insurance (BOLI)	$538	$534	$531	$529	$525
Other asset-intensive business	$71	$72	$73	$73	$75

Reinsurance Group of America, Incorporated

U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2014	2013	2013	2013	2013
Revenues:
Investment income, net of related expenses	$1,247	$2,048	$1,160	$819	$597	$650
Other revenue	19,098	16,191	15,599	16,306	12,797	6,301

Total revenues	20,345	18,239	16,759	17,125	13,394	6,951
Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,742	2,501	3,228	3,602	3,440	2,302
Other operating expenses	2,177	1,462	2,008	1,636	1,947	230

Total benefits and expenses	7,919	3,963	5,236	5,238	5,387	2,532
Operating income before income taxes	12,426	14,276	11,523	11,887	8,007	4,419

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,426	14,276	11,523	11,887	8,007	4,419
Investment and derivative gains (losses)—non-operating	83	(5)	(321)	(100)	34	49

Income before income taxes	$12,509	$14,271	$11,202	$11,787	$8,041	$4,468

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Net premiums	$230,844	$243,340	$236,067	$239,633	$243,271	$(12,427)
Investment income, net of related expenses	46,997	51,750	49,871	50,450	49,174	(2,177)
Investment related gains (losses), net	1,006	1,149	866	970	1,005	1
Other revenue	961	531	(196)	302	208	753

Total revenues	279,808	296,770	286,608	291,355	293,658	(13,850)
Benefits and expenses:
Claims and other policy benefits	194,756	187,226	185,011	196,584	189,698	5,058
Interest credited	—	9	19	6	12	(12)
Policy acquisition costs and other insurance expenses	53,104	53,119	55,553	52,134	60,832	(7,728)
Other operating expenses	9,825	9,263	10,052	10,942	10,239	(414)

Total benefits and expenses	257,685	249,617	250,635	259,666	260,781	(3,096)
Operating income before income taxes	22,123	47,153	35,973	31,689	32,877	(10,754)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	22,123	47,153	35,973	31,689	32,877	(10,754)
Investment and derivative gains (losses)—non-operating	(2,665)	2,586	5,606	2,778	2,050	(4,715)
Funds withheld gains (losses)—investment income	606	743	290	1,192	1,381	(775)

Income before income taxes	$20,064	$50,482	$41,869	$35,659	$36,308	$(16,244)

Loss and Expense Ratios:
Loss ratios (creditor business)	31.5%	18.3%	30.5%	33.0%	32.7%	-1.2%
Loss ratios (excluding creditor business)	98.0%	89.4%	92.3%	94.5%	93.2%	4.8%
Claims and other policy benefits / (net premiums + investment income)	70.1%	63.4%	64.7%	67.8%	64.9%	5.2%
Policy acquisition costs and other insurance expenses (creditor business)	58.1%	70.7%	61.3%	59.0%	61.0%	-2.9%
Policy acquisition costs and other insurance expenses (excluding creditor business)	13.9%	11.5%	12.5%	12.3%	12.9%	1.0%
Other operating expenses	4.3%	3.8%	4.3%	4.6%	4.2%	0.1%
Foreign currency effect (1):
Net premiums	$(21,718)	$(14,338)	$(10,348)	$(3,144)	$(1,562)	$(20,156)
Operating income before income taxes	$(2,333)	$(3,315)	$(1,819)	$(434)	$(521)	$(1,812)
Creditor reinsurance net premiums	$47,344	$42,558	$53,021	$48,618	$61,114	$(13,770)

Note:	The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Europe, Middle East and Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Net premiums	$340,743	$332,495	$303,259	$292,180	$292,809	$47,934
Investment income, net of related expenses	13,369	14,122	12,860	13,623	11,429	1,940
Investment related gains, net	2,593	5,495	—	—	—	2,593
Other revenue	7,923	5,347	12,409	3,926	1,577	6,346

Total revenues	364,628	357,459	328,528	309,729	305,815	58,813
Benefits and expenses:
Claims and other policy benefits	307,341	293,181	250,965	262,443	260,258	47,083
Interest credited	2,786	6,114	—	—	—	2,786
Policy acquisition costs and other insurance expenses	13,265	17,883	13,348	9,396	11,607	1,658
Other operating expenses	27,260	28,250	25,874	26,381	24,759	2,501

Total benefits and expenses	350,652	345,428	290,187	298,220	296,624	54,028
Operating income before income taxes	13,976	12,031	38,341	11,509	9,191	4,785

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	13,976	12,031	38,341	11,509	9,191	4,785
Investment and derivative gains (losses)—non-operating	1,229	(54)	1,323	440	1,772	(543)

Income before income taxes	$15,205	$11,977	$39,664	$11,949	$10,963	$4,242

Loss and Expense Ratios:
Claims and other policy benefits	90.2%	88.2%	82.8%	89.8%	88.9%	1.3%
Policy acquisition costs and other insurance expenses	3.9%	5.4%	4.4%	3.2%	4.0%	-0.1%
Other operating expenses	8.0%	8.5%	8.5%	9.0%	8.5%	-0.5%
Foreign currency effect (2):
Net premiums	$8,690	$148	$(6,548)	$(9,877)	$(8,418)	$17,108
Operating income before income taxes	$394	$(164)	$(301)	$(755)	$(339)	$733
Critical illness net premiums	$65,678	$65,082	$62,404	$63,685	$63,260	$2,418

(1)	The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India has been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Net premiums	$381,750	$387,803	$357,867	$355,211	$384,324	$(2,574)
Investment income, net of related expenses	24,642	26,860	22,889	21,951	22,630	2,012
Investment related gains, net	861	1,287	576	570	382	479
Other revenue	6,123	10,472	7,804	10,953	7,336	(1,213)

Total revenues	413,376	426,422	389,136	388,685	414,672	(1,296)
Benefits and expenses:
Claims and other policy benefits	303,596	313,132	297,208	578,808	298,401	5,195
Interest Credited	246	263	270	274	311	(65)
Policy acquisition costs and other insurance expenses	54,289	53,267	47,284	60,171	62,086	(7,797)
Other operating expenses	30,587	32,819	30,116	32,070	30,811	(224)

Total benefits and expenses	388,718	399,481	374,878	671,323	391,609	(2,891)
Operating income (loss) before income taxes	24,658	26,941	14,258	(282,638)	23,063	1,595

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	24,658	26,941	14,258	(282,638)	23,063	1,595
Investment and derivative gains (losses)—non-operating	1,653	(3,282)	4,521	(4,707)	(4,821)	6,474

Income (loss) before income taxes	$26,311	$23,659	$18,779	$(287,345)	$18,242	$8,069

Loss and Expense Ratios:
Claims and other policy benefits	79.5%	80.7%	83.0%	162.9%	77.6%	1.9%
Policy acquisition costs and other insurance expenses	14.2%	13.7%	13.2%	16.9%	16.2%	-2.0%
Other operating expenses	8.0%	8.5%	8.4%	9.0%	8.0%	0.0%
Foreign currency effect (2):
Net premiums	$(37,197)	$(35,258)	$(34,914)	$(8,530)	$(9,750)	$(27,447)
Operating income before income taxes	$(2,960)	$(5,298)	$(2,348)	$14,924	$(2,071)	$(889)
Critical illness net premiums	$60,398	$66,980	$74,220	$51,478	$54,883	$5,515

(1)	The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India has been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been adjusted to conform to the new reporting alignment.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Revenues:
Net premiums	$215	$(531)	$1,004	$261	$(977)	$1,192
Investment income, net of related expenses	25,736	14,686	19,024	21,818	28,016	(2,280)
Investment related gains (losses), net	225	239	237	235	254	(29)
Other revenue	4,567	4,679	5,719	251	3,950	617

Total revenues	30,743	19,073	25,984	22,565	31,243	(500)
Benefits and expenses:
Claims and other policy benefits	17	3	30	(112)	84	(67)
Interest credited	206	179	186	212	225	(19)
Policy acquisition costs and other insurance expenses	(21,667)	(19,533)	(20,354)	(19,073)	(15,343)	(6,324)
Other operating expenses	11,252	22,690	15,339	16,483	23,354	(12,102)
Interest expense	35,084	35,072	30,831	29,918	28,486	6,598
Collateral finance facility expense	2,569	2,563	2,698	2,650	2,538	31

Total benefits and expenses	27,461	40,974	28,730	30,078	39,344	(11,883)
Operating income (loss) before income taxes	3,282	(21,901)	(2,746)	(7,513)	(8,101)	11,383

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	3,282	(21,901)	(2,746)	(7,513)	(8,101)	11,383
Investment and derivative gains (losses)—non-operating	482	(3,557)	(1,960)	1,283	(2,198)	2,680
Gain on repurchase of collateral finance facility securities	—	—	—	—	46,506	(46,506)

Income (loss) before income taxes	$3,764	$(25,458)	$(4,706)	$(6,230)	$36,207	$(32,443)

Foreign currency effect (1):
Net premiums	$—	$—	$—	$—	$—	$—
Operating income before income taxes	$(1,706)	$98	$(491)	$(95)	$140	$(1,846)

(1)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands)	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
U.S. and Latin America:
Traditional	$48,203	$123,642	$90,287	$86,502	$72,234	$(24,031)
Non-Traditional:
Asset Intensive	41,005	42,266	38,046	40,230	45,596	(4,591)
Financial Reinsurance	12,426	14,276	11,523	11,887	8,007	4,419

Total U.S. and Latin America Segment	101,634	180,184	139,856	138,619	125,837	(24,203)
Canadian Segment	22,123	47,153	35,973	31,689	32,877	(10,754)
Europe, Middle East and Africa	13,976	12,031	38,341	11,509	9,191	4,785
Asia Pacific Segment	24,658	26,941	14,258	(282,638)	23,063	1,595
Corporate and Other	3,282	(21,901)	(2,746)	(7,513)	(8,101)	11,383

Consolidated	$165,673	$244,408	$225,682	$(108,334)	$182,867	$(17,194)

(1)	The company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India has been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. Prior-period figures have been restated to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets

	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Fixed maturity securities, available-for-sale	$22,157,182	$21,474,136	$21,289,108	$21,284,216	$22,401,659
Mortgage loans on real estate	2,526,228	2,486,680	2,488,582	2,377,246	2,325,191
Policy loans	1,296,897	1,244,469	1,244,878	1,245,252	1,245,812
Funds withheld at interest	5,814,231	5,771,467	5,739,872	5,777,395	5,698,594
Short-term investments	118,789	139,395	44,192	38,601	180,707
Other invested assets	1,234,779	1,324,960	1,116,391	1,035,809	1,129,651
Cash and cash equivalents	1,127,132	923,647	1,423,235	973,619	1,001,841

Total cash and invested assets	$34,275,238	$33,364,754	$33,346,258	$32,732,138	$33,983,455

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Average invested assets at amortized cost (1)	$19,726,037	$18,954,561	$18,263,880	$18,112,841	$17,992,152	$1,733,885
Net investment income (1)	$229,644	$217,928	$213,318	$212,047	$213,322	$16,322
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.74%	4.68%	4.75%	4.77%	4.83%	-0.09%

(1)	Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

March 31, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,858,578	$762,137	$102,415	$12,518,300	56.4%	$—
Canadian and Canadian provincial governments	2,655,865	802,236	7,937	3,450,164	15.6%	—
Residential mortgage-backed securities	969,944	45,270	13,343	1,001,871	4.5%	(300)
Asset-backed securities	933,130	23,247	11,798	944,579	4.3%	(2,259)
Commercial mortgage-backed securities	1,367,205	95,154	11,856	1,450,503	6.5%	(1,609)
U.S. government and agencies	447,071	18,158	2,967	462,262	2.1%	—
State and political subdivisions	368,465	31,367	9,200	390,632	1.8%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,897,266	57,073	15,468	1,938,871	8.8%	—

Total fixed maturity securities	$20,497,524	$1,834,642	$174,984	$22,157,182	100.0%	$(4,168)

Non-redeemable preferred stock	84,156	7,273	2,662	88,767	31.5%
Other equity securities	191,988	2,921	1,661	193,248	68.5%

Total equity securities	$276,144	$10,194	$4,323	$282,015	100.0%

December 31, 2013
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,697,394	$616,147	$202,786	$12,110,755	56.4%	$—
Canadian and Canadian provincial governments	2,728,111	669,762	16,848	3,381,025	15.7%	—
Residential mortgage-backed securities	970,434	38,126	18,917	989,643	4.6%	(300)
Asset-backed securities	891,751	18,893	15,812	894,832	4.2%	(2,259)
Commercial mortgage-backed securities	1,314,782	91,651	17,487	1,388,946	6.5%	(1,609)
U.S. government and agencies	489,631	16,468	4,748	501,351	2.3%	—
State and political subdivisions	313,252	21,907	14,339	320,820	1.5%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,865,379	45,347	23,962	1,886,764	8.8%	—

Total fixed maturity securities	$20,270,734	$1,518,301	$314,899	$21,474,136	100.0%	$(4,168)

Non-redeemable preferred stock	81,993	5,342	5,481	81,854	20.2%
Other equity securities	327,479	618	4,220	323,877	79.8%

Total equity securities	$409,472	$5,960	$9,701	$405,731	100.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	March 31, 2014				December 31, 2013
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$2,416,669	$2,526,982	19.7%	A-	$2,328,148	$2,408,741	19.2%	A-
Brokerage	179,723	189,568	1.5%	A-	158,777	164,922	1.3%	A-
Finance Comp.	150,118	161,046	1.3%	A	151,129	158,859	1.3%	A
Insurance	676,863	727,733	5.7%	A-	665,252	693,516	5.5%	A-
REITs	515,657	538,914	4.2%	BBB+	476,830	491,058	3.9%	BBB+
Other Finance	318,065	331,028	2.6%	BBB	454,822	460,661	3.7%	BBB

Total Financial Institutions	$4,257,095	$4,475,271	35.0%		$4,234,958	$4,377,757	34.9%
Industrials
Basic	830,184	857,444	6.7%	BBB	847,764	858,886	6.9%	BBB
Capital Goods	568,189	598,736	4.7%	BBB	574,108	596,150	4.8%	BBB
Communications	1,172,482	1,252,148	9.8%	BBB+	1,163,875	1,205,796	9.6%	BBB+
Consumer Cyclical	684,762	717,616	5.6%	BBB+	701,664	721,933	5.8%	BBB
Consumer Noncyclical	1,063,050	1,131,632	8.8%	BBB+	1,062,238	1,107,972	8.9%	BBB+
Energy	678,760	723,230	5.6%	BBB+	658,870	691,306	5.5%	BBB+
Technology	490,006	503,651	3.9%	BBB+	455,081	456,505	3.6%	BBB+
Transportation	373,192	396,694	3.1%	A-	365,233	380,249	3.0%	A-
Other Industrial	106,666	114,359	0.9%	A-	114,520	119,353	1.0%	A-

Total Industrials	$5,967,291	$6,295,510	49.1%		$5,943,353	$6,138,150	49.1%
Utilities
Electric	1,056,302	1,127,827	8.8%	BBB+	1,077,167	1,121,373	9.0%	BBB+
Natural Gas	786,719	827,708	6.5%	BBB	777,395	800,971	6.4%	BBB
Other Utility	56,530	63,238	0.5%	A-	62,768	67,471	0.5%	BBB+

Total Utilities	$1,899,551	$2,018,773	15.8%		$1,917,330	$1,989,815	15.9%
Other Sectors	10,785	10,761	0.1%	AA	11,225	10,764	0.1%	AA

Total	$12,134,722	$12,800,315	100.0%	BBB+	$12,106,866	$12,516,486	100.0%	BBB+

(1)	The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		March 31, 2014			December 31, 2013			September 30, 2013			June 30, 2013			March 31, 2013
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$13,519,276	$14,859,087	67.0%	$12,868,061	$13,867,584	64.6%	$12,460,380	$13,643,495	64.1%	$12,307,880	$13,643,772	64.1%	$12,332,953	$14,419,490	64.3%
2	BBB	5,882,308	6,177,731	27.9%	6,072,604	6,255,451	29.1%	6,117,081	6,298,628	29.6%	5,997,232	6,189,030	29.1%	6,058,221	6,524,007	29.1%
3	BB	637,814	666,571	3.0%	725,733	740,465	3.4%	652,300	655,000	3.1%	723,316	728,014	3.4%	731,136	757,948	3.4%
4	B	379,529	379,688	1.7%	387,687	400,775	1.9%	499,580	512,325	2.4%	519,789	530,990	2.5%	497,504	507,879	2.3%
5	CCC	60,003	60,427	0.3%	106,619	106,873	0.5%	87,364	86,644	0.4%	90,970	84,157	0.4%	98,290	79,039	0.4%
6	In or near default	18,594	13,678	0.1%	110,030	102,988	0.5%	100,645	93,016	0.4%	118,134	108,253	0.5%	120,845	113,296	0.5%

	Total	$20,497,524	$22,157,182	100.0%	$20,270,734	$21,474,136	100.0%	$19,917,350	$21,289,108	100.0%	$19,757,321	$21,284,216	100.0%	$19,838,949	$22,401,659	100.0%

(1)	Effective January 1, 2014, structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R began utilizing the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.
(2)	The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$569,064	$591,515	$567,113	$580,855	$517,517	$541,870	$546,603	$579,317	$520,081	$575,274
Non-agency	400,880	410,356	403,321	408,788	405,064	409,968	468,552	475,651	485,151	501,496

Total residential mortgage-backed securities	969,944	1,001,871	970,434	989,643	922,581	951,838	1,015,155	1,054,968	1,005,232	1,076,770
Commercial mortgage-backed securities	1,367,205	1,450,503	1,314,782	1,388,946	1,371,473	1,453,114	1,564,924	1,638,632	1,596,659	1,698,144
Asset-backed securities	933,130	944,579	891,751	894,832	883,495	885,278	789,849	790,310	752,280	756,544

Total	$3,270,279	$3,396,953	$3,176,967	$3,273,421	$3,177,549	$3,290,230	$3,369,928	$3,483,910	$3,354,171	$3,531,458

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$157,050	87.6%	$287,032	88.4%	$279,211	87.6%	$261,628	84.2%	$64,399	52.6%
20% or more for less than six months	163	0.1%	6,444	2.0%	6,325	2.0%	5,629	1.8%	—	0.0%
20% or more for six months or greater	17,771	9.9%	21,423	6.6%	25,940	8.1%	37,338	12.0%	56,296	45.9%

Total	$174,984	97.6%	$314,899	97.0%	$311,476	97.7%	$304,595	98.0%	$120,695	98.5%

Equity Securities

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$4,321	2.4%	$9,699	3.0%	$7,383	2.3%	$6,137	2.0%	$1,836	1.5%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	2	0.0%	2	0.0%	2	0.0%	2	0.0%	1	0.0%

Total	$4,323	2.4%	$9,701	3.0%	$7,385	2.3%	$6,139	2.0%	$1,837	1.5%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of March 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$2,057,301	$64,535	$311,738	$31,273	$2,369,039	$95,808
Canadian and Canadian provincial governments	114,845	6,334	12,421	1,603	127,266	7,937
Residential mortgage-backed securities	190,212	9,802	32,621	3,294	222,833	13,096
Asset-backed securities	214,774	3,140	79,532	7,023	294,306	10,163
Commercial mortgage-backed securities	106,146	1,295	26,181	5,443	132,327	6,738
U.S. government and agencies	75,193	2,777	4,104	190	79,297	2,967
State and political subdivisions	103,058	5,440	8,158	3,760	111,216	9,200
Other foreign government, supranational, and foreign government-sponsored enterprises	502,280	10,605	68,811	4,829	571,091	15,434

Investment grade securities	3,363,809	103,928	543,566	57,415	3,907,375	161,343

Non-investment grade securities:
Corporate securities	191,113	3,886	43,178	2,721	234,291	6,607
Residential mortgage-backed securities	26,209	197	1,776	50	27,985	247
Asset-backed securities	1,694	10	8,483	1,625	10,177	1,635
Commercial mortgage-backed securities	—	—	5,969	5,118	5,969	5,118
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	2,440	34	—	—	2,440	34

Non-investment grade securities	221,456	4,127	59,406	9,514	280,862	13,641

Total fixed maturity securities	$3,585,265	$108,055	$602,972	$66,929	$4,188,237	$174,984

Non-redeemable preferred stock	20,765	2,660	1	2	20,766	2,662
Other equity securities	—	—	32,833	1,661	32,833	1,661

Total Equity securities	$20,765	$2,660	$32,834	$1,663	$53,599	$4,323

	As of December 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,141,179	$148,895	$301,303	$40,548	$3,442,482	$189,443
Canadian and Canadian provincial governments	188,491	14,419	12,029	2,429	200,520	16,848
Residential mortgage-backed securities	283,967	15,900	23,068	1,688	307,035	17,588
Asset-backed securities	255,656	4,916	56,668	4,983	312,324	9,899
Commercial mortgage-backed securities	219,110	3,725	20,068	5,745	239,178	9,470
U.S. government and agencies	133,697	4,469	4,406	279	138,103	4,748
State and political subdivisions	120,193	9,723	15,202	4,616	135,395	14,339
Other foreign government, supranational, and foreign government-sponsored enterprises	665,313	21,075	36,212	2,847	701,525	23,922

Investment grade securities	5,007,606	223,122	468,956	63,135	5,476,562	286,257

Non-investment grade securities:
Corporate securities	283,603	9,451	38,256	3,892	321,859	13,343
Residential mortgage-backed securities	62,146	1,075	3,945	254	66,091	1,329
Asset-backed securities	28,670	415	32,392	5,498	61,062	5,913
Commercial mortgage-backed securities	15,762	81	10,980	7,936	26,742	8,017
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	9,403	40	—	—	9,403	40

Non-investment grade securities	399,584	11,062	85,573	17,580	485,157	28,642

Total fixed maturity securities	$5,407,190	$234,184	$554,529	$80,715	$5,961,719	$314,899

Non-redeemable preferred stock	51,386	5,479	1	2	51,387	5,481
Other equity securities	218,834	1,748	32,550	2,472	251,384	4,220

Total Equity securities	$270,220	$7,227	$32,551	$2,474	$302,771	$9,701

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(303)	$(2,258)	$(391)	$(9,803)	$(202)	$(101)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	59	(306)	—	—

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(303)	(2,258)	(332)	(10,109)	(202)	(101)
Impairment losses on equity securities	—	—	—	—	—	—
Gain on investment activity	8,067	12,659	21,560	26,845	21,680	(13,613)
Loss on investment activity	(6,583)	(12,169)	(30,434)	(6,760)	(11,212)	4,629

Net gain/(loss) on fixed maturity and equity securities	1,181	(1,768)	(9,206)	9,976	10,266	(9,085)
Other impairment losses and change in mortgage loan provision	1,664	(5,665)	233	125	(1,626)	3,290
Other non-derivative gain/(loss), net	8,368	10,536	4,594	6,962	4,589	3,779
Free-standing Derivatives:
Credit Default Swaps	(2,114)	7,051	10,805	2,428	3,904	(6,018)
Interest Rate Swaps—non-hedged	29,659	(15,498)	(8,221)	(38,414)	(22,265)	51,924
Interest Rate Swaps—hedged	(6)	(5)	(3)	31	(17)	11
Futures	(1,584)	(3,851)	(1,139)	714	(6,881)	5,297
CPI Swaps	352	85	(39)	(1,117)	(871)	1,223
Equity options	(8,965)	(19,447)	(24,112)	(5,049)	(30,623)	21,658
Currency Forwards	1,154	(5,213)	629	(2,958)	(5,659)	6,813
Interest Rate Options	1,282	(3,145)	(2,375)	(7,980)	1,982	(700)

Total free-standing derivatives	19,778	(40,023)	(24,455)	(52,345)	(60,430)	80,208
Embedded Derivatives:
Modified coinsurance and funds withheld treaties	77,241	(337)	(67,460)	47,716	90,258	(13,017)
GMXB	(23,661)	35,098	19,829	35,809	51,314	(74,975)

Total embedded derivatives	53,580	34,761	(47,631)	83,525	141,572	(87,992)
Net gain/(loss) on total derivatives	73,358	(5,262)	(72,086)	31,180	81,142	(7,784)

Total investment related gains / (losses), net	$84,571	$(2,159)	$(76,465)	$48,243	$94,371	$(9,800)

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